UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 23, 2019

SANDY SPRING BANCORP, INC.

(Exact name of registrant as specified in its charter)

Maryland	000-19065	52-1532952
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

17801 Georgia Avenue, Olney, Maryland 20832

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (301) 774-6400

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common Stock, par value $1.00 per share	SASR	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01    Entry into a Material Definitive Agreement.

On September 23, 2019, Sandy Spring Bancorp, Inc. (“Sandy Spring”) and Sandy Spring Bank, a wholly-owned subsidiary of Sandy Spring, entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Revere Bank. Pursuant to the terms and subject to the conditions of the Merger Agreement, Revere Bank will merge with and into Sandy Spring Bank, with Sandy Spring Bank as the surviving entity (the “Merger”).

The Merger Agreement has been unanimously approved by the Boards of Directors of each of Sandy Spring, Sandy Spring Bank and Revere Bank. Subject to the approval of the Merger Agreement by Revere Bank’s shareholders, the approval of the issuance of the shares of Sandy Spring common stock as the Merger Consideration (as defined below) by Sandy Spring’s shareholders as required by applicable NASDAQ rules, the receipt of all required regulatory approvals and the fulfillment of other customary closing conditions, the parties anticipate that the Transaction will close in the first quarter of 2020.

At the effective time of the Merger, each outstanding share of Revere Bank common stock, except for (i) dissenting shares and (ii) shares held, other than in a bona fide fiduciary or agency capacity or in satisfaction of a debt previously contracted, by Sandy Spring, Revere Bank, or a subsidiary of either, shall be converted into the right to receive 1.05 shares of Sandy Spring common stock (the “Merger Consideration”).

The Merger Agreement may be terminated by Revere Bank if at any time during the five day period commencing with the 10th day prior to closing, both (i) Sandy Spring’s market value has decreased by 20% or more from the date of the Merger Agreement, and (ii) Sandy Spring underperforms the Nasdaq Bank Index by more than 15%, in each case as measured pursuant to the Merger Agreement; provided, however, that Sandy Spring can avoid termination if it increases the exchange ratio to the extent required to avoid one of the foregoing thresholds from being triggered.

All Revere Bank stock options (other than those held by persons described below), whether vested or unvested, will fully vest upon completion of the Merger and will be converted into an option to purchase Sandy Spring common stock on the same terms and conditions as were applicable under the Revere Bank stock option. The number of shares of Sandy Spring common stock subject to such converted stock option will be equal to the product obtained by multiplying the number of shares of Revere Bank common stock subject to the Revere Bank stock option by 1.05. The exercise price applicable to the Sandy Spring common stock subject to such converted stock option will be equal to the quotient obtained by dividing the exercise price for the Revere Bank stock option by 1.05. Revere Bank stock options held by persons who are notified (i) that they will not continue as employees or directors of Sandy Spring or any of its subsidiaries after the effective time of the Merger, or (ii) that their employment with Sandy Spring will continue only for a commercially reasonable period after the effective time of the Merger to facilitate integration and then terminate, will be cancelled in exchange for cash. The cash amount payable for such options will be equal to the shares of Revere Bank common stock subject to the Revere Bank stock option times the excess, if any, of the value of the per share merger consideration less the Revere Bank stock option exercise price. The value of the per share merger consideration for this purpose will be 1.05 multiplied by the average closing sales price per share of Sandy Spring common stock on the NASDAQ Global Select Market (“Nasdaq”) for the five (5) consecutive trading days ending on (and including) the trading day immediately preceding the closing date, as reported by Nasdaq.

All restricted shares of Revere Bank stock will fully vest upon completion of the Merger and will be converted into the right to receive the Merger Consideration.

Pursuant to the terms of the Merger Agreement, at the effective time of the Merger, Sandy Spring will (i) increase the size of its Board of Directors to fifteen members, (ii) appoint two current members of the Revere Bank board of directors who qualify as “independent” under the Nasdaq Stock Market listing standards to serve until the next annual meeting of stockholders and until his or her successor is elected and qualifies and (iii) at the 2020 annual meeting of stockholders, nominate one additional current member of the Revere Bank board of directors who qualifies as “independent” under the Nasdaq Stock Market listing standards to replace a retiring director (or, if the Merger has not occurred prior to the mailing of the proxy statement, then immediately following the 2020 annual meeting of stockholders, Sandy Spring will appoint one such member of the Revere Bank board of directors to fill a vacancy on the Sandy Spring board of directors until the next annual meeting of stockholders) (the directors appointed or nominated pursuant to sections (ii) and (iii), the “Revere Bank Directors”). In addition, at the effective time of the Merger, Sandy Spring will cause Sandy Spring Bank to (i) increase the size of its Board of Directors to sixteen members, and (ii) appoint the Revere Bank Directors to serve until the next annual meeting of shareholders and until his or her successor is elected and qualifies. The Board of Directors of Sandy Spring and Sandy Spring Bank will take appropriate actions to cause the Revere Bank Directors to be nominated pursuant to the Merger Agreement.

The Merger Agreement contains customary representations and warranties from both Sandy Spring and Revere Bank, each with respect to its and its subsidiaries’ businesses. Each party has also agreed to customary covenants, including, among others, covenants relating to the conduct of its business during the interim period between the execution of the Merger Agreement and the effective time of the Merger and each party’s obligation to call a meeting of its shareholders to adopt and approve the Merger Agreement, in the case of Revere Bank, and to approve the issuance of the shares of Sandy Spring common stock in connection with the Merger, in the case of Sandy Spring. Subject to certain exceptions, Revere Bank has agreed to recommend that its shareholders adopt and approve the Merger Agreement and Sandy Spring has agreed to recommend that its shareholders approve the issuance of shares of Sandy Spring common stock in connection with the Merger. In addition, Revere Bank has agreed that, subject to certain exceptions, it will not, and will cause its subsidiaries and their representatives not to, solicit, initiate, encourage or take any action to facilitate (including by providing non-public information) any inquiries or proposals with respect to any acquisition proposals. The Merger Agreement provides certain termination rights for each of Sandy Spring and Revere Bank, and further provides that if the Merger Agreement is terminated under certain circumstances, Revere Bank will be obligated to pay Sandy Spring a termination fee equal to $17.5 million.

As described above, the consummation of the Merger is subject to customary closing conditions, including (i) receipt of the requisite approvals of the Revere Bank’s and Sandy Spring’s shareholders, (ii) receipt of all required regulatory approvals, (iii) the absence of any law or order prohibiting the closing, (iv) the effectiveness of the registration statement to be filed by Sandy Spring with the Securities and Exchange Commission (the “SEC”) with respect to the Sandy Spring common stock to be issued in the Merger and (v) authorization for listing on the NASDAQ Global Select Market of the shares of Sandy Spring common stock to be issued in the Merger. In addition, each party’s obligation to consummate the Merger is subject to certain other customary conditions, including (a) the accuracy of the representations and warranties of the other party subject to certain materiality standards, (b) compliance in all material respects by the other party with its covenants, and (c) receipt by such party of an opinion from such party’s counsel to the effect that the Merger will qualify as a reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended. Sandy Spring’s obligation to consummate the Merger is also subject to no material adverse effect occurring with respect to Raven Bank prior to closing.

The Merger Agreement includes customary representations, warranties and covenants of Revere Bank and Sandy Spring made to each other as of specific dates. The assertions embodied in those representations and warranties were made solely for purposes of the Merger Agreement and are not intended to provide factual, business or financial information about Revere Bank or Sandy Spring. Moreover, some of those representations and warranties may not be accurate or complete as of any specified date, may be subject to a contractual standard of materiality different from those generally applicable to shareholders or different from what a shareholder might view as material, may have been used for purposes of allocating risk between Revere Bank and Sandy Spring rather than establishing matters as facts, may have been qualified by certain disclosures not reflected in the Merger Agreement that were made to the other party in connection with the negotiation of the Merger Agreement and generally were solely for the benefit of the parties to the Merger Agreement. Shareholders should read the Merger Agreement together with the other information concerning Sandy Spring and Revere Bank that is publicly filed in reports and statements filed by Sandy Spring with the SEC.

The foregoing description of the Merger Agreement is included to provide information regarding its terms and does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, which is filed as Exhibit 2.1 to this Current Report on Form 8-K, and is incorporated herein by reference.

Item 8.01    Other Events.

Simultaneous with the execution of the Merger Agreement, Sandy Spring entered into separate voting agreements with each of the directors (in their capacity as shareholders) of Revere Bank (collectively, the “Revere Bank Voting Agreements”), in which each such shareholder agreed, among other things, to vote the shares of Revere Bank common stock beneficially owned by such shareholder in favor of the Merger. In addition, each such director has agreed to vote against any proposal made in competition with the Merger, as well as to certain other restrictions with respect to the voting and transfer of such shareholder’s shares of Revere Bank common stock. The foregoing description of the Revere Bank Voting Agreements does not purport to be complete and is qualified in its entirety by reference to the full text of the Revere Bank Voting Agreements, a form of which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Additionally, simultaneous with the execution of Merger Agreement, Revere Bank entered into separate voting agreements with each of the directors (in their capacity as shareholders) of Sandy Spring (collectively, the “Sandy Spring Voting Agreements”), in which each such shareholder agreed, among other things, to vote the shares of Sandy Spring common stock beneficially owned by such shareholder in favor of the issuance of the shares of Sandy Spring common stock as the Merger Consideration. The foregoing description of the Sandy Spring Voting Agreements does not purport to be complete and is qualified in its entirety by reference to the full text of the Sandy Spring Voting Agreements, a form of which is attached hereto as Exhibit 10.2 and is incorporated herein by reference.

Item 9.01    Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated as of September 23, 2019, by and among Sandy Spring Bancorp, Inc., Sandy Spring Bank and Revere Bank

10.1	Form of Voting Agreement by and between Sandy Spring Bancorp, Inc. and directors of Revere Bank

10.2	Form of Voting Agreement by and between Revere Bank and directors of Sandy Spring Bancorp, Inc.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Forward-looking Statements

This report contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 with respect to the financial condition, results of operations, plans, objectives, future performance and business of Sandy Spring and Revere Bank. Forward-looking statements, which may be based upon beliefs, expectations and assumptions of Sandy Spring’s and Revere Bank’s management and on information currently available to management, are generally identifiable by the use of words such as “believe,” “expect,” “anticipate,” “plan,” “intend,” “outlook,” “estimate,” “forecast,” “project,” “may,” “will,” “would,” “could,” “should” or other similar words and expressions. These forward-looking statements are subject to numerous assumptions, risks and uncertainties, which change over time. Forward-looking statements speak only as of the date they are made, and neither Sandy Spring nor Revere Bank undertakes any obligation to update any statement in light of new information or future events. Annualized, pro forma, projected and estimated numbers are used for illustrative purpose only, are not forecasts and may not reflect actual results.

In addition to factors previously disclosed in Sandy Spring’s reports filed with the U.S. Securities and Exchange Commission (the “SEC”), the following factors among others, could cause actual results to differ materially from those in its forward-looking statements: (i) the possibility that any of the anticipated benefits of the proposed transaction between Sandy Spring and Revere Bank will not be realized or will not be realized within the expected time period; (ii) the risk that integration of operations of Revere Bank with those of Sandy Spring will be materially delayed or will be more costly or difficult than expected; (iii) the inability to complete the proposed transaction due to the failure to obtain the required shareholder approvals; (iv) the failure to satisfy other conditions to completion of the proposed transaction, including receipt of required regulatory and other approvals; (v) the failure of the proposed transaction to close for any other reason; (vi) the effect of the announcement of the transaction on customer relationships and operating results; (vii) the possibility that the transaction may be more expensive to complete than anticipated, including as a result of unexpected factors or events; (viii) general economic conditions and trends, either nationally or locally; (ix) conditions in the securities markets; (x) changes in interest rates; (xi) changes in deposit flows, and in the demand for deposit, loan, and investment products and other financial services; (xii) changes in real estate values; (xiii) changes in the quality or composition of Sandy Spring’s or Revere Bank’s loan or investment portfolios; (xiv) changes in competitive pressures among financial institutions or from non-financial institutions; (xv) the ability to retain key members of management; and (xvi) changes in legislation, regulations, and policies.

Additional Information About the Acquisition and Where to Find It

In connection with the proposed merger transaction, Sandy Spring will file with the Securities and Exchange Commission a Registration Statement on Form S-4 that will include a Joint Proxy Statement of Sandy Spring and Revere Bank, and a Prospectus of Sandy Spring, as well as other relevant documents concerning the proposed transaction. Shareholders are urged to read the Registration Statement and the Joint Proxy Statement/Prospectus regarding the merger when it becomes available and any other relevant documents filed with the SEC, as well as any amendments or supplements to those documents, because they will contain important information about Sandy Spring, Revere Bank and the proposed merger.

A free copy of the Joint Proxy Statement/Prospectus, as well as other filings containing information about Sandy Spring, may be obtained at the SEC’s Internet site (http://www.sec.gov). You will also be able to obtain these documents, free of charge, from Sandy Spring at www.sandyspringbank.com under the tab “Investor Relations,” and then under the heading “SEC Filings.” Alternatively, these documents, when available, can be obtained free of charge from Sandy Spring upon written request to Sandy Spring Bancorp, Inc., Corporate Secretary, 17801 Georgia Avenue, Olney, Maryland 20832 or by calling (800) 399-5919 or to Revere Bank, Corporate Secretary, 2101 Gaither Road, 6th Floor, Rockville, Maryland or by calling (240) 264-5346.

Participants in the Solicitation

Sandy Spring and Revere Bank and certain of their directors and executive officers may be deemed to be participants in the solicitation of proxies from the shareholders of Sandy Spring and Revere Bank in connection with the proposed merger. Information about the directors and executive officers of Sandy Spring is set forth in the proxy statement for Sandy Spring’s 2019 annual meeting of shareholders, as filed with the SEC on a Schedule 14A on March 13, 2019. Additional information regarding the interests of those participants and other persons who may be deemed participants in the transaction may be obtained by reading the Joint Proxy Statement/Prospectus regarding the proposed merger when it becomes available. Free copies of this document may be obtained as described in the preceding paragraph.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SANDY SPRING BANCORP, INC.
(Registrant)

Date: September 24, 2019	By:	/s/ Aaron M. Kaslow
Aaron M. Kaslow
Executive Vice President, General Counsel and Secretary

7